AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of
1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.
Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

LKCM Strategic Total Return

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of LKCM Strategic Total Return
(the Acquired Fund) by Transamerica Value Balanced
(the Acquiring Fund) solely in exchange for shares of Acquiring Fund, following by the complete liquidation of Acquired Fund.

For		Against	Abstain
88.00%	5.11%		6.89%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of
1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.
Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Alger Aggressive Growth

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of Alger Aggressive Growth
(the Acquired Fund) by Transamerica Equity
(the Acquiring Fund) solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

For		Against	Abstain
89.63%	3.00%		7.37%


BlackRock Mid Cap Growth

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of BlackRock Mid Cap
Growth (the Acquired Fund) by Transamerica Equity
(the Acquiring Fund) solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

For		Against	Abstain
89.55%	1.67%		8.78%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of
1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.
Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

BlackRock Global Science & Technology Opportunities

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of BlackRock Global Science
& Technology Opportunities (the Acquired Fund) by Great
Companies TechnologySM (the Acquiring Fund), solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

For		Against	Abstain
86.18%	6.08%		7.74%

AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of
1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.
Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

BlackRock Large Cap Value

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of BlackRock Large Cap
Value (the Acquired Fund) by PBHG/NWQ Value Select
(the Acquiring Fund) solely in exchange for shares of Acquiring Fund, following by the complete liquidation of Acquired Fund.

For		Against	Abstain
100.00%	0.00%		0.00%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.
Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Dreyfus Small Cap Value

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Adoption of a new sub-advisory agreement
between AEGON/Transamerica Fund Advisers, Inc. and
Transamerica Investment Management LLC on behalf of the Portfolio.


For		Against	Abstain
88.86%	3.86%		7.28%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

GE U.S. Equity

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of GE U.S. Equity (the
Acquired Fund) by Great Companies - AmericaSM (the
Acquiring Fund) solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

For		Against	Abstain
87.18%	7.54%		5.28%

AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of
1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.
Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Janus Balanced

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Adoption of a new sub-advisory agreement
between AEGON/Transamerica Fund Advisers, Inc. and
Transamerica Investment Management, LLC on behalf of the Portfolio.

For		Against	Abstain
87.00%	4.44%		8.56%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled Reports to Stockholders of Management
Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Janus Global

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Adoption of new sub-advisory agreements
between AEGON/Transamerica Fund Advisers, Inc. and Great
Companies, L.L.C. and Templeton Investment Counsel, LLC on behalf of the Fund.

For		Against	Abstain
88.62%	3.34%		8.04%

Templeton Great Companies Global

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of Templeton Great Companies
Global (the Acquired Fund) by Janus Global (the
Acquiring Fund) solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

For		Against	Abstain
81.47%	6.94%		11.59%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of
1940, as amended, titled Reports to Stockholders of Management Companies, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.
Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PBHG Mid Cap Growth

At a special meeting of shareholders held on April 27, 2004, the results of Proposal 1 were as follows:

Proposal 1:	Approval of an Agreement and Plan of
Reorganization providing for the acquisition of all of the assets and liabilities of PBHG Mid Cap Growth (the
Acquired Fund) by Transamerica Growth Opportunities
(the Acquiring Fund) solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

For		Against	Abstain
89.32%	1.58%		9.10%